SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 20, 2002
                                                           ------------


                               CYTOGEN CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                   000-14879                  222322400
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


600 College Road East, CN 5308, Princeton, NJ                         08540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)



                                 (609) 750-8200
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 4.           Changes in Registrant's Certifying Accountant.

         Cytogen Corporation (the "Company") hereby amends its Current Report on Form 8-K dated May 20, 2002 as filed with the Securities and Exchange Commission on May 20, 2002 (the "Form 8-K") to revise certain disclosure in the Form 8-K and to file an amended letter from Arthur Andersen LLP ("Arthur Andersen") with respect thereto. As reported by the Company in the Form 8-K, on May 20, 2002, the Company's Board of Directors, upon recommendation of the Audit Committee, informed Arthur Andersen that they would be dismissed as the Company's independent public accountants effective as of May 20, 2002 and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. The appointment of KPMG was effective immediately upon the dismissal of Arthur Andersen.

         Arthur Andersen's prior audit report on the Company's financial statements for each of the two most recent fiscal years in the period ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 20, 2002, no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports; and during such periods there were no reportable events of the kind listed in Item 304(a)(1)(v) of Regulation S-K. An amended letter from Arthur Andersen addressed to the Securities and Exchange Commission stating their agreement with the above statements is attached hereto as Exhibit 16.1.

         During the Company's two most recent fiscal years ended December 31, 2001, and through May 20, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

               Exhibit No.     Description of Exhibits
               -----------     -----------------------

               16.1 Amended Letter from Arthur Andersen LLP regarding change in certifying accountant.

               99.1 Press Release disclosing change in certifying accountant issued May 20, 2002, incorporated herein by reference from the Company's Current Report on Form 8-K dated May 20, 2002, as filed with the Securities and Exchange Commission on May 20, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CYTOGEN CORPORATION



                                                    By: /s/ Lawrence R. Hoffman
                                                        ------------------------
                                                        Lawrence R. Hoffman,
                                                         Chief Financial Officer


Date:  May 22, 2002